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                                  EXHIBIT 7(a)
                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock of Riscorp, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

     In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 25th day of September, 1998


                         /s/ Seth W. Hamot
                        _________________________________________________
                        Seth W. Hamot


                        Costa Brava Partnership II Limited Partnership

                        By:   Roark, Reardon & Hamot, Inc., its general partner


                              By:    /s/ Seth W. Hamot
                                    _____________________________________
                                    Seth W. Hamot
                                    Its: President


                        Greenwood Capital Limited Partnership

                        By:   Greenwood Investments, Inc.


                              By:    /s/ Steven M. Tannenbaum
                                    _____________________________________
                                    Steven M. Tannenbaum
                                    Its: President


                        Roark, Reardon & Hamot, Inc.

                              By:   /s/ Seth W. Hamot
                                    _____________________________________
                                    Seth W. Hamot
                                    Its: President


                        Greenwood Investments, Inc.


                              By:   /s/ Steven M. Tannenbaum
                                    _____________________________________
                                    Steven M. Tannenbaum
                                    Its: President

                        /s/ Steven M. Tannenbaum
                        _________________________________________________
                        Steven M. Tannenbaum